UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2023

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)
96813
(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2023, Mr. Robert K.W.H. Nobriga was appointed to the Boards of Directors of Central Pacific Financial Corp. (the “Company”) and Central Pacific Bank (the “Bank”), to be effective January 1, 2024. In connection with Mr. Nobriga’s appointment, the size of the Board of Directors of the Company and the Bank was each expanded to thirteen (13) directors. Mr. Nobriga will serve on the Bank’s Board of Directors’ Directors’ Loan Committee. Mr. Nobriga will receive an annual retainer of $90,000 for serving on both the Company’s Board of Directors and the Bank’s Board of Directors, which is consistent with the amount paid to all other non-employee members of the Company’s and Bank’s Board of Directors who are not chairs of any Board committees.

Mr. Nobriga is currently President and Chief Executive Officer of Tradewind Group, Inc., located in Honolulu, Hawaii, and whose business focuses on investments, insurance, and technology. He has served in that capacity since 2018. Prior to his current position, Mr. Nobriga was the Executive Vice President and Chief Financial Officer of American Savings Bank from 2016 to 2018. He also served as Executive Vice President and Chief Financial Officer of Queens Health Systems from 2014 to 2016. Before that, Mr. Nobriga served as Executive Vice President and Chief Financial Officer of Hawaii National Bank where he worked from 2006 to 2014. He also served as Chief Financial and Operations Officer of John A. Burns School of Medicine where he worked from 2001 to 2005. Mr. Nobriga started his career as a CPA and worked for PricewaterhouseCoopers from 1995 to 2001.

Mr. Nobriga obtained a bachelor’s degree in accountancy from the University of Notre Dame. Mr. Nobriga is actively involved in numerous community and business organizations, including as a Trustee of Kamehameha Schools and as a director of Haleakala Ranch Company.

A press release announcing Mr. Nobriga’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated December 6, 2023
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: December 6, 2023	/s/ Glenn Ching
Glenn Ching
Executive Vice President, Chief Legal Officer and Corporate Secretary